SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): March 9, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                    1-2918                                    61-0122250
            (Commission File Number)                      (I.R.S. Employer
                                                         Identification No.)

 50 E. RiverCenter Boulevard, Covington, Kentucky            41012-0391
     (Address of principal executive offices)                (Zip Code)

 P.O. Box 391, Covington, Kentucky                           41012-0391
          (Mailing Address)                                  (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
---------   ------------

     On March 9, 2005, Ashland Inc. ("Ashland") received a letter from Atticus Capital, L.L.C. ("Atticus"), an investment management firm, which states that Atticus holds Ashland common stock and expresses Atticus' concern regarding Ashland's previously announced proposed transaction with Marathon Oil Corporation ("Marathon") for the transfer of Ashland's 38% interest in Marathon Ashland Petroleum LLC ("MAP") and certain other assets.

     As previously disclosed, Ashland and Marathon are discussing with the Internal Revenue Service possible modifications of the proposed transaction that would allow a tax efficient transfer of Ashland's interest in MAP to Marathon. These modifications would require Ashland and Marathon to negotiate amendments to the Master Agreement executed by Ashland and Marathon on March 18, 2004. There can be no assurance that an agreement on a modified transaction will be reached.

     If an agreement on a modified transaction is reached, the modified transaction will be subject to the approval of Ashland's shareholders. In such event, the modified transaction will be fully disclosed in an Ashland proxy statement, which will ensure that Ashland's shareholders are in a position to make an informed decision whether to approve the modified transaction.

     If an agreement is reached on a modified transaction, it is likely that the transaction would not close until late in the second calendar quarter of 2005.

Item 9.01.  Financial Statements and Exhibits
---------   ---------------------------------

    (c)    Exhibits

         99.1 Letter dated March 8, 2005 from Atticus Capital L.L.C. to Ashland Inc. Board of Directors


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ASHLAND INC.
                                -------------------------------------------
                                             (Registrant)



Date:  March 10, 2005                    /s/ David L. Hausrath
                                -------------------------------------------
                                Name:     David L. Hausrath
                                Title:    Senior Vice President,
                                          General Counsel and
                                          Secretary

                               EXHIBIT INDEX

99.1 Letter dated March 8, 2005 from Atticus Capital L.L.C. to Ashland Inc. Board of Directors